UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2007

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 1.01 Entry into a Material Definitive Agreement.
     On June 11, 2007, pursuant to the terms of the employment agreement dated May 1, 2007 by and between Michael D. Heil and Mobility Electronics, Inc. (“Mobility”), Mr. Heil was awarded 1,000,000 restricted stock units (the “RSUs”). A copy of the agreements evidencing the RSUs granted to Mr. Heil are attached as Exhibits 10.1 and 10.2 and are incorporated by reference herein. Pursuant to the terms of the first RSU agreement, 500,000 of the RSUs granted to Mr. Heil will vest in increments of 125,000 RSUs per year effective on June 11, 2008, June 11, 2009, June 11, 2010 and June 11, 2011, or earlier, in full, upon a change in control of Mobility or, on a pro rata basis, upon Mr. Heil’s death, disability or termination without cause. Pursuant to the terms of the second RSU agreement, the other 500,000 RSUs granted to Mr. Heil will vest in increments of 250,000 RSUs, subject to Mobility’s achievement of annual performance objectives for the 2009 and 2011 fiscal years, respectively. The description of the terms of these agreements is not complete and is subject to the terms of the attached RSU agreements.
     On June 11, 2007, Mobility’s Compensation & Human Resources Committee adopted a revised compensation program for its non-employee directors. A copy of Mobility’s non-employee director compensation program is attached as Exhibit 10.3 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously disclosed on a Current Report on Form 8-K filed by Mobility on May 3, 2007, effective June 8, 2007, Charles R. Mollo ceased to serve as a member and chairman of Mobility’s board of directors, as well as its president and chief executive officer, and Robert W. Shaner assumed the position of chairman of Mobility’s board of directors. Also, on June 11, 2007, Larry M. Carr was re-appointed as a member of Mobility’s board of directors, Jerre L. Stead declined to stand for re-election, and resigned from his position, as a member of Mobility’s board of directors, and Michael D. Heil was appointed as a member of Mobility’s board of directors and its president and chief executive officer.
     On June 11, 2007, Mr. Heil was awarded 1,000,000 RSUs. A copy of the agreements evidencing the RSUs awarded to Mr. Heil are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
10.1	Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan Restricted Stock Unit Award Agreement.+

10.2	Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan Restricted Stock Unit Award Agreement.+

10.3	Mobility Electronics, Inc. Non-Employee Director Compensation Program.+

+	Management or compensatory plan or agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITYE LECTRONICS, INC.

Dated: June 13, 2007	By:	/s/ Joan W. Brubacher

	Name:	Joan W. Brubacher
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan Restricted Stock Unit Award Agreement.+

10.2	Mobility Electronics, Inc. Omnibus Long-Term Incentive Plan Restricted Stock Unit Award Agreement.+

10.3	Mobility Electronics, Inc. Non-Employee Director Compensation.+

+	Management or compensatory plan or agreement.